Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
OCTOBER, 1998



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.8567%



        Excess Protection Level
          3 Month Average  5.47%
          October, 1998  5.78%
          September, 1998  4.33%
          August, 1998  6.28%


        Cash Yield                                  18.98%


        Investor Charge Offs                        4.98%


        Base Rate                                   8.22%


        Over 35 Day Delinquency                     5.16%


        Seller's Interest                           8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $ 39,561,435,127.71


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 3,431,640,609.22